UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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Central Federal Corporation

(Name of Registrant as Specified In Its Charter)

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2923 Smith Road	Fairlawn, Ohio 44333	(330) 666-7979

April 20, 2010

Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Central Federal Corporation which will be held at Fairlawn Country Club, located at 200 North Wheaton Road, Fairlawn, Ohio, on Thursday, May 20, 2010 at 10:00 a.m., local time.

The attached notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of Crowe Horwath LLP, the Company’s independent registered public accounting firm, will be present at the Meeting to respond to any questions stockholders may have regarding the business to be transacted. In addition, the Meeting will include management’s report on the Company’s financial performance for 2009. Attendance at the Meeting is limited to stockholders of record as of the close of business on April 9, 2010, their duly appointed proxies, and guests of management.

The Board of Directors of Central Federal Corporation has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders, and the Board unanimously recommends that you vote “FOR” each of the proposals identified in the accompanying proxy statement.

Your vote is very important. Whether or not you expect to attend the Meeting, please read the enclosed proxy statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented. If you attend the Meeting, you may vote in person even if you have previously mailed a proxy card.

On behalf of the Board of Directors and all of the employees, thank you for your continued interest and support.

Sincerely yours,

Mark S. Allio
Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be held on May 20, 2010
PROXY STATEMENT
VOTING PROCEDURES AND ATTENDING THE MEETING
CORPORATE GOVERNANCE
PROPOSAL 1 ELECTION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS
PROPOSAL 2 NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION
PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCK OWNERSHIP

2923 Smith Road
Fairlawn, Ohio 44333

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 20, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Central Federal Corporation will be held Thursday, May 20, 2010 at the Fairlawn Country Club, located at 200 North Wheaton Road, Fairlawn, Ohio at 10:00 a.m., local time.

The purpose of the Meeting is to consider and vote upon the following matters:

1.	The election as Directors of the two candidates nominated by management for terms of three years each, or until their successors are elected and qualified;

2.	The approval, in a non-binding advisory vote, of the compensation of executives disclosed in the proxy statement;

3.	The ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the Company for the year ending December 31, 2010; and

4.	Such other matters as may properly come before the Meeting. The Board of Directors is not currently aware of any other business to come before the Meeting.

Record holders of the common stock of Central Federal Corporation at the close of business on April 9, 2010 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) or postponement(s) of the Meeting. The Meeting may, for example, be adjourned to permit the Company to solicit additional proxies in the event that there are insufficient shares present or represented at the Meeting for a quorum or insufficient votes to approve or ratify any of the aforementioned proposals at the time of the Meeting. A list of stockholders entitled to vote will be available at the Meeting and for the ten days preceding the Meeting at CFBank, 2923 Smith Road, Fairlawn, Ohio 44333.

By the Order of the Board of Directors

Eloise L. Mackus
Corporate Secretary

Fairlawn, Ohio
April 20, 2010

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Central Federal Corporation (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at Fairlawn Country Club, 200 North Wheaton Road, Fairlawn, Ohio, at 10:00 a.m. local time on May 20, 2010, and at any and all postponements or adjournments thereof. Your vote is very important. This proxy statement, proxy card and 2009 Annual Report are being first sent or given on or about April 20, 2010 to stockholders of record at the close of business on April 9, 2010. The Board of Directors encourages you to read this proxy statement thoroughly and to take this opportunity to vote on the matters to be decided at the Meeting. This proxy statement and the form of proxy card and 2009 Annual Report are also available at www.CFBankonline.com/secproxy. The Company’s principal executive offices are located at 2923 Smith Road, Fairlawn, Ohio 44333.

VOTING PROCEDURES AND ATTENDING THE MEETING

WHO CAN ATTEND THE MEETING?

If you are a stockholder of record as of the close of business on April 9, 2010, you are entitled to attend the Meeting. Please note, however, that if you hold your shares in street name (i.e., you are a beneficial owner of shares of Company common stock that are held by a broker, bank or other nominee), you will need proof of ownership to be admitted to the Meeting. See “HOW DO I VOTE” and “MUST I VOTE BY PROXY OR MAY I VOTE IN PERSON AT THE ANNUAL MEETING?”

WHO IS ENTITLED TO VOTE?

You are entitled to vote your shares of common stock if the Company’s records show that you held your shares as of the close of business on April 9, 2010. As of the close of business on that date, a total of 4,099,587 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented at the Meeting, except that, as provided in the Company’s Certificate of Incorporation, record holders of common stock that is beneficially owned, either directly or indirectly, by a person (either a natural person or an entity) who, as of the close of business on April 9, 2010, beneficially owned a total number of shares of common stock in excess of 10% of the outstanding shares of common stock (the “10% limit”) are not entitled to any vote of their shares that are in excess of the 10% limit, and those shares are not treated as outstanding for voting purposes.

A person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit.

As of the record date, April 9, 2010, there were two persons that were known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock, and there was also one person who was known to the Company to be subject to the 10% limit. See SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS on page 21 of this proxy statement.

HOW DO I VOTE?

If you were a stockholder of record as of April 9, 2010, you may vote in person by attending the Meeting or you may vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. If you hold your shares through a broker, bank or other nominee, you are considered to hold your shares in “street name,” and you will receive separate instructions from the nominee describing how to vote your shares. Please note that if you hold your shares in street name and wish to vote those shares in person at the Meeting, you will need to obtain a written proxy from the broker, bank or other nominee that holds those shares for you.

MUST I VOTE BY PROXY OR MAY I VOTE IN PERSON AT THE ANNUAL MEETING?

You may vote in person at the Meeting if you are a stockholder of record and you provide at the Meeting the identification required for admission. To be admitted at the meeting, you will need to present personal photo identification. If your shares are held in street name (i.e., the shares are not registered in your name), you must (1) bring personal photo identification and proof of stock ownership to the Meeting to be admitted, and (2) obtain and bring with you to the meeting a proxy from your broker, bank or other institution in whose name your shares are held in order to vote those shares at the meeting. A copy of your account statement or a letter from your broker, bank or other institution reflecting the number of shares of common stock you own as of April 9, 2010 constitutes adequate proof of stock ownership.

WHAT ARE THE MATTERS TO BE PRESENTED?

Three proposals will be presented for you to consider and vote on at the Meeting:

1) the election as directors of the two candidates nominated by management;

2) to approve, in a non-binding advisory vote, the compensation of executives disclosed in this proxy statement; and

3) ratification of the appointment of the independent registered public accounting firm for 2010.

WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

The Board of Directors unanimously recommends that you vote:

•	“FOR” EACH NOMINEE TO THE BOARD OF DIRECTORS;

•	“FOR” THE APPROVAL OF THE COMPENSATION OF EXECUTIVES AS DISCLOSED IN THIS PROXY STATEMENT; AND

•	“FOR” RATIFICATION OF CROWE HORWATH LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

In voting on the election of directors (Proposal 1), you may vote in favor of any or all of the nominees or withhold authority to vote for any or all of the nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes (see definition below) will have no effect on the outcome of the election.

In voting on the approval of the executive compensation (Proposal 2), the ratification of Crowe Horwath LLP as independent registered public accounting firm for the Company (Proposal 3) and all other matters that may properly come before the Meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under the Company’s Bylaws, an affirmative vote of the holders of a majority of the votes cast at the Meeting is required to approve these proposals. Shares in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast, and, accordingly, such shares will have no effect on the outcome. Abstentions and broker non-votes (see definition below) are not counted as votes for or against these proposals and will have no effect on the outcome of these proposals.

IS THE BOARD OF DIRECTORS AWARE OF ANY OTHER MATTERS THAT WILL BE PRESENTED AT THE ANNUAL MEETING?

The Company is not aware of any other matters to be presented at the Meeting. If any matters not described in this proxy statement are properly presented at the Meeting, the persons named in the proxy card will use his or her best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the Meeting in order to solicit additional proxies.

WHAT IS A BROKER NON-VOTE?

A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds.

Effective this year, the New York Stock Exchange now classifies the election of directors as a non-routine matter. What this means is that if you hold your shares through an account with a broker, bank or other nominee, your shares may not be voted with respect to the election of directors or other non-routine matters unless you provide specific voting instructions to the broker, bank or other nominee that holds your shares.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

A quorum exists if a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) at the Meeting is present in person or represented by proxy at the Meeting. The Meeting will be held if a quorum exists at the Meeting. If you return valid proxy instructions or attend the Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining a quorum. If there are not sufficient shares present or represented by proxy at the Meeting to provide a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

You may revoke your proxy at any time before the vote is taken at the Meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the Meeting, deliver to the Company another proxy that bears a later date, or attend the Meeting and vote your shares in person. Attendance at the Meeting will not in itself revoke your proxy. If your shares are held in street name and you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank. Please note that if the Meeting is postponed or adjourned, your shares may be voted by the persons named on the proxy card on the new Meeting date as well, unless you have revoked your proxy.

WHO WILL COUNT THE VOTE?

The Company’s transfer agent, Registrar and Transfer Company, will tally the vote, which will be certified by an independent Inspector of Election. The Board of Directors has designated Douglas J. Root, President of Q.T. Equipment Company, to act as the Inspector of Election. Mr. Root is a stockholder of the Company and is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Meeting, the proxies will be returned to the Company.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on May 20, 2010.

The Proxy Statement, Form of Proxy and 2009 Annual Report are available at
www.CFBankonline.com/secproxy.

CORPORATE GOVERNANCE

GENERAL

The Company continually reviews its corporate governance policies and practices. This includes comparing its current policies and practices to applicable legal and regulatory requirements and to the policies and practices suggested by various groups and authorities active in corporate governance and practices of other public companies. Based upon this review, the Company expects to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company.

One role of the Board of Directors in the risk management process is to oversee and monitor the Company’s risk management processes. The Board of Directors’ responsibility is to exercise business judgment in the best interests of the Company, to provide direction and oversight for the Company’s management framework, and to set high level strategy and risk tolerances. The Company’s senior risk officer is an executive officer appointed by and reporting to the Board of Directors. The senior risk officer meets with the Compensation and Management Development Committee at least every six months. The independent Directors also meet at least twice each year with no members of management present to discuss a variety of topics, including risk. In these ways, the Board of Directors is able to monitor the Company’s risk profile and risk management activities on an on-going basis. Additionally, the Company has other risk-monitoring processes. For example, certain financial risks are also monitored by employees of CFBank who report to the Chief Financial Officer. In turn, the Chief Financial Officer and the Assistant Vice President, Compliance and Audit, attend the meetings of the Audit Committee. The Chair of the Audit Committee makes a full report of each Audit Committee meeting to the full Board of Directors.

CODE OF ETHICS AND BUSINESS CONDUCT

Since the Company’s inception in 1998, it has had a Code of Ethics and Business Conduct (“Code of Conduct”). The Company requires all directors, officers and other employees of the Company and its wholly owned subsidiary, CFBank, to adhere to the Code of Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Conduct requires that the Company’s and CFBank’s employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s and CFBank’s best interests. All of the Company’s and CFBank’s employees are required to certify that they have reviewed and understand the Code of Conduct. In addition, all officers and senior level executives are required to certify as to any actual or potential conflicts of interest involving them and the Company or CFBank. The Company and CFBank also provide training for employees on the Code of Conduct and their legal obligations. The Company’s Code of Conduct is applicable to all employees of the Company and CFBank, including its principal executive officer, principal financial officer and controller, and meets the requirements of the Sarbanes-Oxley Act of 2002 with respect to the obligations of such persons.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. The Code of Conduct includes procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Company’s Code of Ethics and Business Conduct is available on the Company’s website at www.CFBankonline.com at the link “http://www.cfbankonline.com/corporate_gov.html.”

PROPOSAL 1 ELECTION OF DIRECTORS

The number of directors is fixed at six. Two directors, Mr. Ash and Mr. Whitmer, have been nominated to be elected to hold office until the Annual Meeting in 2013. Notwithstanding the foregoing, each director will serve until his successor is duly qualified and elected. Information concerning Messrs. Ash and Whitmer and the continuing directors is set forth below. Should any nominee decline or be unable to accept such nomination or be unable to serve, an event which management does not now expect, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees. In this event, the proxy holders may vote your shares in their discretion for any substitute nominee proposed by the Board of Directors unless you indicate otherwise.

All nominees currently are directors of the Company. There are no family relationships among any of the directors and executive officers. No directors hold directorships in other public or registered investment companies. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company. The following is information regarding each nominee and each director continuing in office. Unless otherwise stated, each individual has held his current occupation for at least five years.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

The biographies of the nominees and continuing directors below contain information regarding the person’s service as a director, business experience, directorships held currently or at any time during the last five years at public or registered investment companies, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Corporate Governance and Nominating Committee and the Board of Directors to determine that the person should serve, or continue to serve, as a director for the Company at the time of filing of this proxy statement.

The Board of Directors codified standards for directors in the Board’s Corporate Governance Guidelines. These guidelines provide that the Board of Directors should encompass, among other things, a diverse range of viewpoints, backgrounds, experiences and demographics sufficient to build a Board that is effective, collegial and responsive to the Company’s operations and interests. The Corporate Governance Guidelines also provide that Board membership be based on judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business as well as on business or other relevant experience. Further, at all times a majority of the Board must be “independent directors,” as defined from time to time by the listing requirements of the Nasdaq® Stock Market, Inc. and any specific requirements established by the Board. Each director also is expected to:

•	provide loyalty, direction and oversight to the business and management of the Company;

•	establish strategic direction of the Company;

•	exercise business judgment in the best interests of the Company;

•	review at least annually a management succession plan to ensure continuity in senior management;

•	evaluate the principal executive officer;

•	review and evaluate significant transactions;

•	possess sufficient familiarity with the Company’s principal operational and financial objectives and plans to ensure active and effective participation in the deliberations of the Board of Directors and each committee on which the director serves; and

•	possess the capacity to obtain a basic understanding of the Company’s results of operations and financial condition.

The Corporate Governance Guidelines are available on the Company’s website at www.CFBankonline.com at the link “http://www.cfbankonline.com/corporate_gov.html.” See also the discussion under “CORPORATE GOVERNANCE AND NOMINATING COMMITTEE”, below.

NOMINEES
Thomas P. Ash has been Director of Governmental Relations at the Columbus, Ohio-based Buckeye Association of School Administrators since August 2005. Prior to that time, Mr. Ash was Superintendent of Schools, Mid-Ohio Educational Service Center in Mansfield, Ohio from January 2000 through July 2005. Mr. Ash was the Superintendent of Schools, East Liverpool City School District in East Liverpool, Ohio from August 1984 to December 1999. As Superintendent at Mid-Ohio Educational Service Center and East Liverpool City School District, his experience included financial reporting and analysis, supervising and directing financial staff members, implementing and complying with U.S. generally accepted accounting principles (GAAP) reporting requirements and developing internal controls. He does not serve, and has not served in the last five years, on the board of directors of any other public company. Mr. Ash’s public-sector and advocacy experience, both on the local level in Columbiana County and on the state level, lends a perspective unique to the Board of Directors. Age 60. Director since 1985.

Jerry F. Whitmer is Of Counsel to Brouse McDowell, LPA, a law firm in Akron, Ohio, where he was a shareholder from 1971 through 2005. Mr. Whitmer served as Managing Partner of the firm from 1997 through 2005. He is a shareholder and officer of Mutual Oil & Gas Company, which invests in a corporation engaged in the drilling and operation of oil and gas wells. He does not currently hold, and has not held within the last five years, a director position with any other public company, although more than five years ago he was a director for another publicly traded financial institution. Mr. Whitmer’s professional service background, primarily in northeast Ohio, permits him to provide insights from the perspective of one who has consistently advised financial institution and other commercial clients, including borrowers. Age 74. Director since 2003.

CONTINUING DIRECTORS
William R. Downing has been President of R. H. Downing, Inc., an automotive supply, sales and marketing agency in Akron, Ohio, since June 1973. He is also Chairman and Chief Executive Officer of JohnDow Industries, Inc., a manufacturer and distributor of lubrication and fluid handling equipment which he founded in 1988, and Chairman of Dowco, LLC, a manufacturer and processor of tire cord for use in the power transmission belt industry which he acquired in 2006. He does not serve, and has not served in the last five years, on the board of directors of any other public company. Mr. Downing is the only director currently involved in the manufacturing industry and is able to bring his success as a businessman and formidable business judgment to his activities on the Board of Directors. Age 64. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2011.

Gerry W. Grace, retired, was President of Grace Services, Inc., a weed and pest control company located in Canfield, Ohio, from April 1980 through 2005. He was the Chairman of CFBank, then known as Central Federal Savings & Loan Association of Wellsville, from 1994 to early 2003, and the Chairman of Central Federal Corporation, then known as Grand Central Financial Corp., from 1998 to early 2003. Mr. Grace also served as a Trustee of Ellsworth Township, Ohio from 1976 through 2005. He does not serve, and has not served in the last five years, on the board of directors of any other public company. Mr. Grace is well known to many long-standing stockholders of the Company and customers of CFBank. His long-term management of a local business organization and his many years of public service at the local level give him a solid basis for understanding the needs of community bank clients. Age 70. Director since 1986. Current term as director expires on the date of the Annual Meeting in 2011.

Jeffrey W. Aldrich, retired, was President and Chief Executive Officer of Sterling China Co., a dishware manufacturing company in Wellsville, Ohio, from November 1970 through 2005. His many years as a senior executive of a local business allow him to bring important perspective to the Board in connection with its oversight of the Company’s relationships with local business customers, plus he does not serve, and has not served in the last five years, on the board of directors of any other public company. He now resides in Columbus, Ohio, and so has perspective on both the Columbiana County and Franklin County constituencies. Age 67. Director since 1979. Current term as director expires on the date of the Annual Meeting in 2012.

Mark S. Allio has been the Chairman of the Company and CFBank since January 1, 2006 and President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank since February 1, 2005. He was the Vice Chairman of the Company and CFBank from February 1, 2005 through December 31, 2005. Mr. Allio was President and Chief Executive Officer of Rock Bank, an affiliate of Quicken Loans, Inc. in Livonia, Michigan, from April 2003 to December 2004, President of Third Federal Savings, MHC in Cleveland, Ohio from January 2000 to December 2002, Chief Financial Officer of Third Federal from 1988 through 1999, and has more than 30 years of banking and banking-related experience. He does not serve, and has not served in the last five years, on the board of directors of any other public company. His extensive experience with a variety of financial institutions supplies the Board of Directors with an insider’s perspective to the Company and CFBank. Age 55. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2012.

INDEPENDENCE OF DIRECTORS
The Board of Directors has adopted Director Independence Standards to assist in determining the independence of each director or nominee for director. In order for a director or nominee to be considered independent, the Board of Directors must affirmatively determine that the director or nominee has no material relationship with the Company. In each case, the Board of Directors broadly considers all relevant facts and circumstances, including the director’s or nominee’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board of Directors may determine from time to time. These Director Independence Standards are available on the Company’s website at www.CFBankonline.com at the link “http://www.cfbankonline.com/corporate_gov.html.” The Board of Directors has determined that Messrs. Aldrich, Ash, Downing, Grace, and Whitmer meet these standards and are independent and, in addition, satisfy the independence requirements of the Nasdaq® Stock Market, Inc.

The Board of Directors currently combines the role of Chairman with the role of Chief Executive Officer. The Board of Directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision making, and alignment on corporate strategy. To assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including executive sessions of the independent Directors at least twice each year, and annual performance evaluations of the Chairman and Chief Executive Officer by the Compensation and Management Development Committee, which consists entirely of independent directors.

No single leadership model is correct for all companies at all times. The Board of Directors recognizes that depending on the circumstances another leadership model, such as a separate independent chairman of the board, might be appropriate. Accordingly, the Board of Directors will continue to review and assess its leadership structure.

Absent unusual circumstances, each Director is expected to attend all annual and special meetings of stockholders. All the directors who were board members at the time of the 2009 Annual Meeting of Stockholders attended that meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors of the Company is responsible for establishing broad corporate policies and for the overall performance of the Company. The members of the Board of Directors of the Company also serve as members of the Board of Directors of CFBank. The Board of Directors of the Company holds regularly scheduled meetings at least three times annually. The Board of Directors of CFBank meets on a monthly basis. Both Boards may have additional meetings as needed.

During the year ended December 31, 2009, the Board of Directors of the Company held five meetings, one of which was a special meeting, the independent directors of the Company held an additional two meetings, and the Board of Directors of CFBank held 12 meetings. No director attended fewer than 75% of the aggregate number of Board meetings and meetings of the committees on which he served. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

AUDIT COMMITTEE.  The Audit Committee consists of Messrs. Ash, Grace and Whitmer. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc., the Company’s Director Independence Standards, and the Securities Exchange Act. Mr. Ash is the Audit

Committee financial expert and is independent of management. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is available on the Company’s website at www.CFBankonline.com at the link “http://www.cfbankonline.com/corporate_gov.html.” This committee is primarily responsible for overseeing the engagement, independence and services of our independent registered public accounting firm and is also responsible for the review of audit reports and management’s actions regarding the implementation of audit findings and review of compliance with all relevant laws and regulations. The Audit Committee met nine times during 2009.

AUDIT COMMITTEE REPORT
The Audit Committee operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq® Stock Market, Inc.

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with GAAP. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and representatives of the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. In concluding that the accountants are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee discussed with representatives of the Company’s independent registered public accounting firm the overall scope of plans for their audit. The Audit Committee meets with such representatives, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has a primary responsibility for financial statements and reports, and of the independent registered public accounting firm which, in its report, expresses an opinion on the conformity of the Company’s financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is, in fact, “independent.”

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the

Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved the selection of the Company’s independent registered public accounting firm.

Thomas P. Ash, Chairman, Gerry W. Grace and Jerry F. Whitmer

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE.  The Compensation and Management Development Committee consists of Messrs. Ash, Downing and Whitmer. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards. The committee is responsible for (i) establishing compensation and benefits for the Chief Executive Officer, (ii) reviewing the incentive compensation programs and practices of the Company and CFBank, and (iii) reviewing matters regarding compensation practices and policies for other officers and employees of the Company and CFBank. The Compensation and Management Development Committee, with assistance from other committees and the Board, is responsible for evaluating and minimizing risks relating to the Company’s compensation and benefits systems. The Compensation and Management Development Committee of the Company met four times in 2009. The Compensation and Management Development Committee has a charter, which is available on the Company’s website at www.CFBankonline.com at the link “http://www.cfbankonline.com/corporate_gov.html.”

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT
This report is made under the Committee’s charter and the rules and regulations of the Securities and Exchange Commission.

The Compensation and Management Development Committee operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each member of the Compensation and Management Development Committee is independent in accordance with the listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards.

The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company and CFBank. The Committee also has authority to certify the Company’s and CFBank’s compliance with the requirements of the Capital Purchase Program (“CPP”) of the United States Treasury Department (“Treasury Department”) (see discussion below).

Under its charter, the Compensation and Management Development Committee may delegate all or a portion of its duties and responsibilities to a subcommittee, which the Committee has chosen not to do, and they must meet at least three times annually. The Committee met four times during 2009. Mr. Allio periodically makes recommendations to the Committee for the Company’s and CFBank’s directors’ and executive officers’ compensation, including stock-based incentive awards. No stock-based incentive awards were granted to any director or senior executive officer during 2009. The Compensation and Management Development Committee, under its charter, is vested with the authority to retain compensation consultants, for which the Company would pay a fee. The Committee did not retain compensation consultants in 2009.

In December 2008, the Company became a participant in the CPP, which was part of the Troubled Asset Relief Program (“TARP”) under the Emergency Economic Stabilization Act of 2008 (“EESA”). In that transaction, the Treasury Department acquired preferred shares in the Company and a warrant to acquire shares of the Company’s common stock. Under the provisions of EESA and the terms of the CPP, for as long as the Treasury Department retains an interest in the Company’s stock, there are certain limits and restrictions relating to executive compensation with which the Company must comply. The primary requirements imposed on the Company are as follows:

•	The Compensation and Management Development Committee must review senior executive officer incentive compensation with the Company’s senior risk officer to determine whether those arrangements encourage “unnecessary or excessive risks” that threaten the value of the Company. This review must be performed at least every six months. The Committee completed its initial review on September 17, 2009 and conducted another review on October 15, 2009. The term “senior executive officer” means the individuals identified as “named executive officers” in the summary compensation table of this proxy statement, and may include others.

•	All bonuses and other incentive compensation arrangements with the senior executive officers must provide that during the time the Treasury Department holds an equity position in the Company, the Company may recover (or “claw-back”) any payments that were based on materially inaccurate financial statements or any other materially inaccurate performance metrics used to award bonuses or incentive compensation.

•	The Company is prohibited from making so-called “golden parachute” payments to senior executive officers during the period the Treasury Department holds an equity position in the Company.

•	The Company is not permitted to deduct compensation related to certain senior executive officers in excess of $500,000 per officer, even if such compensation is “qualified performance-based” compensation under section 162(m) of the Internal Revenue Code.

As a condition to the Company’s participation in the CPP, all employment-related agreements and all bonuses and other incentive compensation arrangements with the current senior executive officers have been reviewed and, where necessary, amended to include the provisions required under the CPP.

On February 17, 2009, President Obama signed the American Recovery and Reinvestment Act of 2009 (the “ARRA”), which amended certain provisions of the EESA and required the Treasury Department to adopt rules relating to executive compensation. These rules, the TARP Standards for Compensation and Corporate Governance, were adopted in 2009 and affect senior executive compensation in 2009 and thereafter. The ARRA amendments included expansion of the individuals subject to the “claw-back” provisions, expanded prohibitions on golden parachute payments, and additional limits on performance-based compensation plans. The ARRA amendment rules also limited bonuses, retention awards and incentive compensation payments to executives. The Compensation and Management Development Committee has reviewed the implementing rules and considered whether any changes needed to be made to the terms of existing agreements and compensation arrangements with the Company’s executive officers, consistent with the new rules and any certification requirements. No executive officer of the Company or CFBank has a formal employment agreement, and no changes were made to compensation arrangements with the executive officers following adoption of the rules.

The Compensation and Management Development Committee certifies that:

(1) it has reviewed with the Company’s senior risk officer the senior executive officer compensation arrangements and has made reasonable efforts to ensure that such arrangements do not encourage the senior executive officers to take unnecessary and excessive risks that threaten the value of the Company;

(2) it has reviewed with the Company’s senior risk officer the employee compensation arrangements and has made reasonable efforts to limit any unnecessary risks that such arrangements pose to the Company; and

(3) it has reviewed the employee compensation arrangements to eliminate any features of these arrangements that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

The Company’s senior risk officer has discussed the Company’s compensation programs with the Compensation and Management Development Committee. The discussions covered all compensation arrangements of the Company and CFBank. Neither the Company nor CFBank have any formal employment agreements with any of their employees. The Compensation and Management Development Committee reviewed and evaluated the following as the Company’s and CFBank’s compensation arrangements:

•	employees’ base salary;

•	the Company’s 2009 Equity Compensation Plan (“2009 Plan”), which was adopted by the Company’s stockholders at the 2008 annual meeting;

•	the CFBank Employees Savings and Profit Sharing Plan and Trust (“401(k) Plan”);

•	a specific arrangement for the head of residential mortgage lending, tied to residential real estate lending;

•	a discretionary bonus plan for commercial lenders; and

•	the residential mortgage lenders’ compensation plan of draw against commission.

The Compensation and Management Development Committee believes that the Company’s overall compensation practices for senior executive officers limit the ability of executive officers to benefit from taking unnecessary or excessive risks. Those compensation practices include the following elements:

•	executive stock ownership;

•	balance between fixed compensation in the form of base salary and equity compensation opportunity;

•	the absence of equity compensation awards in 2009;

•	balance between short-term and long-term equity compensation opportunities; and

•	the absence of a formal incentive compensation program for senior executive officers.

The Compensation and Management Development Committee further believes that the Company’s compensation arrangements, in part because they do limit the ability of senior executive officers to benefit from taking unnecessary or excessive risks, do not incentivize officers and other employees to take improper risks that would threaten the value of the Company and CFBank. The Board of Directors awards and approves any increase in base salary or award of bonus to a senior executive officer. The 2009 Plan makes equity compensation available to officers and other employees at the Board of Directors’ discretion. The 401(k) Plan is available to all employees, and investment in the Company’s stock under the Plan is discouraged. The specific arrangement for the head of residential mortgage lending is based on performance of the mortgage division as a whole, with no ability on the part of the head of the division to manipulate the division’s results. The Compensation and Management Development Committee concluded, therefore, that his arrangement does not pose a risk to CFBank. The Compensation and Management Development Committee also determined that none of the compensation arrangements encourages the manipulation of reported earnings to enhance employee compensation or encourages behavior focused on short-term results rather than long-term creation of value for the Company and CFBank.

The Company’s senior executive compensation is currently operating within the constraints of the TARP limits. The Compensation and Management Development Committee believes, however, that the Company’s standard compensation for executives did not encourage unnecessary and excessive risk, even before application of the TARP limits. The standard compensation for senior executive officers, before the impact of TARP, consisted of salary, bonus at the discretion of the Board of Directors, and equity compensation awards (stock options and restricted stock) at the discretion of the Board of Directors. Due to the impact of TARP, annual cash incentive awards for the principal executive officer have been severely limited or prohibited. Equity awards to the principal executive officer are also restricted. Except for an options award to a non-senior executive employee, no equity compensation was awarded to any officer or other employee of the Company or CFBank during 2009.

On an ongoing basis, at least every six months, and for so long as the Company has any obligations outstanding under its participation in TARP, the Compensation and Management Development Committee will discuss, evaluate, and review with the senior risk officer the Company’s compensation arrangements in light of any risks posed to the Company by the arrangements and how to limit those risks, specifically to:

•	ensure that the compensation arrangements to not encourage employees to take unnecessary and excessive risks that threaten the value of the Company;

•	ensure that the compensation arrangements do not encourage the manipulation of the Company’s reported earnings to enhance the compensation of any of the Company’s employees; and

•	identify and eliminate any features in employee compensation arrangements that could encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

The Compensation and Management Development Committee will discuss, evaluate and review with the senior risk officer features in the Company’s senior executive officer compensation arrangements that could lead senior executive officers to take the risks identified above and the features in the employee compensation arrangements that pose risks to the Company, including any features in the senior executive officer compensation arrangements and the employee compensation arrangements that would encourage behavior focused on short-term results and not on long-term value creation. The Compensation and Management Committee is required to limit these features to ensure that the senior executive officers are not encouraged to take risks that are unnecessary or excessive and that the Company is not unnecessarily exposed to risks.

William R. Downing, Chairman, Thomas P. Ash and Jerry F. Whitmer

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.  The Corporate Governance and Nominating Committee is comprised solely of independent Directors whose goal is to identify and nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board’s overall effectiveness in meeting its mission. The Corporate Governance and Nominating Committee seeks to nominate candidates who bring diverse experiences and perspectives to the Board of Directors. In evaluating candidates, the Corporate Governance and Nominating Committee’s practice is to consider, among other things, diverse business experiences, the candidate’s range of experiences with other companies and organizations, and diverse geographic locations relative to CFBank’s office locations. The Corporate Governance and Nominating Committee actively seeks individuals to become Board members who have the highest personal and professional character and integrity, who possess appropriate characteristics, skills, experience and time to make a significant contribution to the Board of Directors, the Company and its stockholders, who have demonstrated exceptional ability and judgment, who represent the diverse geographies of markets served by the Company and CFBank, who represent diverse business and professional backgrounds, and who will be most effective, in the context of the whole Board of Directors and other nominees to the Board of Directors, in perpetuating the success of the Company and in representing stockholders’ interests. The Compensation and Management Development Committee has not formalized its nomination review practices into a written policy. The Corporate Governance and Nominating Committee periodically reviews the size and composition of the Board of Directors and determines whether to add or replace Directors. The Committee may employ professional search firms, for which the Company would pay a fee to assist it in identifying potential members of the Board of Directors with the desired skills and disciplines.

The Committee considers candidates for director nominees based on factors it deems appropriate. These factors may include judgment, character, background, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. In addition, because the Company is primarily a community financial services company, board candidates must be highly regarded members of the communities in which the Company provides financial services. The Committee does not have a formal diversity policy. The Compensation and Management Development Committee recommends candidates to the full Board of Directors, which, in turn, selects candidates to be nominated for election by the stockholders or to be elected by the Board of Directors to fill a vacancy.

The Committee will consider stockholder nominations for director on the same basis and in the same manner as it considers nominations for director from any other source. Any stockholder may submit a nomination in writing to the Chair, Corporate Governance and Nominating Committee, c/o Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333. The nominations must be accompanied by all the information relating to the nominee required by the Company’s Bylaws and the Securities and Exchange Commission’s proxy rules. The Company’s Bylaws provide that, to be considered timely, any stockholder nomination for director generally must be received in writing by the Corporate Secretary at least 90 days before the date fixed for the next Annual Meeting of Stockholders; provided, however, under certain unusual circumstances a nomination received as late as the 10th day after the mailing of a notice of an Annual Meeting of Stockholders may be considered. A copy of the full text of the Bylaw provisions relating to stockholder nominations may be obtained by writing to the Corporate Secretary at 2923 Smith Road, Fairlawn, Ohio 44333.

The Corporate Governance and Nominating Committee met two times in 2009 and is currently composed of three directors: Messrs. Aldrich, Grace and Whitmer. Mr. Whitmer is Chairman of the Committee. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards.

The Corporate Governance and Nominating Committee charter is available on the Company’s website at www.CFBankonline.com at the link “http://www.cfbankonline.com/corporate_gov.html.”

COMMITTEE CHARTERS AND OTHER CORPORATE GOVERNANCE DOCUMENTS.  The Audit Committee Charter, Compensation and Management Development Committee Charter, Corporate Governance and Nominating Committee Charter, Corporate Governance Guidelines, Director Independence Standards and Code of Ethics and Business Conduct are available on the Company’s website at www.CFBankonline.com at the link “http://www.cfbankonline.com/corporate_gov.html.” You also may receive copies without charge by writing to: Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333.

COMMUNICATIONS WITH DIRECTORS
The Board of Directors also has adopted a process by which stockholders and other interested parties may communicate with the Board, any individual director, any committee chair or the non-management directors as a group by e-mail or regular mail. Communications by e-mail should be sent to EllyMackus@CFBankmail.com. Communications by regular mail should be sent to the attention of the Board of Directors; any individual director by name; Chair, Audit Committee; Chair, Compensation and Management Development Committee; Chair, Corporate Governance and Nominating Committee or to the Non-Management Directors, c/o Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333. All communications will be reviewed by management to determine whether the communication requires immediate action. Management will pass on all communications received, or a summary of such communications, to the appropriate director or directors.

DIRECTORS’ COMPENSATION
DIRECTORS’ FEES.  Each director (including Mr. Allio) is paid an annual retainer in the amount of $15,000, which includes a retainer of $3,000 for service as a director of the Company and a retainer of $12,000 for service as a director of CFBank. The Chairman of the Board receives an additional $9,500 per year and the Audit Committee Chairman, who is also the Committee’s financial expert, receives an additional $3,000 per year.

STOCK BASED COMPENSATION PLANS  The Company maintains the 2009 Plan for the benefit of employees and outside directors of the Company and CFBank. For more information on this plan, see Note 14 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2009.

DIRECTOR COMPENSATION TABLE.  The following table summarizes compensation paid to each director who is not a named executive officer during the year ended December 31, 2009. Director compensation for Mr. Allio is included in the Summary Compensation Table.

	Director Compensation for 2009
	Fees Earned
	or Paid in	All Other
Name	Cash ($) (1)	Compensation ($) (2)	Total ($)

Jeffrey W. Aldrich	$15,000	$3,966	$18,966
Thomas P. Ash	18,000	1,173	19,173
William R. Downing	15,000	20	15,020
Gerry W. Grace	15,000	20	15,020
Jerry F. Whitmer	15,000	20	15,020

(1)	The “Fees Earned” column for Mr. Ash includes $3,000 in fees related to service as the Audit Committee Chairman.

(2)	The amounts shown in the “All Other Compensation” column represent costs associated with life insurance benefits for Messrs. Aldrich and Ash, and $20 dividends on unvested stock awards for each director.

As of December 31, 2009, each director had a total of 200 shares of unvested restricted stock awards outstanding, which will vest on May 31, 2010, and a total of 5,000 options outstanding. No stock or option awards were granted in 2009.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE.  The following table summarizes compensation for our Chief Executive Officer and our two most highly compensated executive officers other than the CEO for the years ended December 31, 2009 and 2008.

Summary Compensation Table for 2009

				Stock	Option	All Other
Name and Principal				Awards	Awards	Compensation
Position	Year	Salary ($)	Bonus ($)	($) (1)	($) (2)	($)(3)	Total ($)

Mark S. Allio	2009	$225,000	$—	$—	$—	$29,044	$254,044
Chairman, President	2008	225,000	35,000	50,375	17,161	31,118	358,654
and Chief Executive Officer
Raymond E. Heh	2009	135,000	—	—	—	410	135,410
President and Chief	2008	124,583	20,000	20,150	6,126	1,500	172,359
Operating Officer, CFBank
Eloise L. Mackus	2009	120,000	—	—	—	2,340	122,340
Executive Vice President,	2008	109,583	20,000	16,120	5,639	2,630	153,972
General Counsel and Secretary

(1)	The amounts included in the “Stock Awards” column represent the aggregate grant date fair value of awards granted during the year related to non-option stock awards, computed in accordance with FASB ASC Topic 718. No non-option stock awards were granted in 2009. Amounts for 2008 have been recomputed under this methodology in accordance with SEC rules. For a discussion of the assumptions we used to calculate the value of non-option stock awards, see Note 14 to our consolidated financial statements on pages 50-51 of our annual report on Form 10-K for the year ended December 31, 2009.

(2)	The amount included in the “Option Awards” column represents the aggregate grant date fair value of awards granted during the year related to stock options, computed in accordance with FASB ASC Topic 718. No option awards were granted in 2009. Amounts for 2008 have been recomputed under this methodology in accordance with SEC rules. For a discussion of the assumptions we used to calculate the value of option awards, see Note 14 to our consolidated financial statements on pages 50-51 of our annual report on Form 10-K for the year ended December 31, 2009.

(3)	The amounts shown in the “All Other Compensation” column are attributable to dividends on unvested non-option stock awards, employer 401(k) plan matching contributions, and director fees as follows:

For Mr. Allio, $892 and $3,125 dividends on unvested non-option stock awards in 2009 and 2008, respectively; $3,653 and $3,493 employer 401(k) plan match in 2009 and 2008, respectively, and $24,500 director fees, including a $9,500 annual fee he received as Chairman of the Board , in each of 2009 and 2008.

For Mr. Heh $410 and $1,500 dividends on unvested non-option stock awards in 2009 and 2008, respectively.

For Ms. Mackus, $298 and $1,063 dividends on unvested non-option stock awards in 2009 and 2008,respectively; and $2,042 and $1,567 employer 401(k) plan match in 2009 and 2008, respectively.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END.  The following table shows information regarding outstanding equity awards we have made to our named executive officers which are outstanding as of December 31, 2009.

Outstanding Equity Awards at Fiscal Year-End 2009

	Option Awards				Stock Awards
		Number of			Number of	Market
	Number of	Securities			Shares or	Value of
	Securities	Underlying			Units of	Shares or
	Underlying	Unexercised			Stock That	Units of
	Unexercised	Options (#)	Option	Option	Have Not	Stock That
	Options (#)	Unexercisable	Exercise	Expiration	Vested (#)	Have Not
Name	Exercisable	(1)	Price ($)	Date	(2)	Vested ($) (3)

Mark S. Allio	24,474		10.42	5/19/15	11,000	16,500
	3,334	1,666	7.35	2/15/17
	4,167	8,333	4.03	3/20/18
	10,000	20,000	3.29	10/16/18
Raymond E. Heh	12,000		12.57	6/9/13	4,933	7,400
	3,632		13.76	3/18/14
	7,500		12.60	4/15/14
	7,000		10.42	5/19/15
	666	334	7.35	2/15/17
	1,667	3,333	4.03	3/20/18
	3,500	6,500	3.29	10/16/18
Eloise L. Mackus	7,000		12.70	7/7/13	3,651	5,477
	7,500		12.60	4/15/14
	3,000		10.42	5/19/15
	1,166	584	7.35	2/15/17
	1,333	2,667	4.03	3/20/18
	3,500	6,500	3.29	10/16/18

(1)	The unexercisable Option Awards as of December 31, 2009 have a vesting date or will vest as follows:

Date	Mr. Allio	Mr. Heh	Ms. Mackus

01/31/10	1,666	334	584
02/28/10	4,167	1,667	1,333
09/30/10	10,000	3,500	3,500
02/28/11	4,166	1,666	1,334
09/30/11	10,000	3,000	3,000

	29,999	10,167	9,751

(2)	The Stock Awards that have not vested as of December 31, 2009 have a vesting date or will vest as follows:

Date	Mr. Allio	Mr. Heh	Ms. Mackus

01/31/10	1,667	1,000	584
02/28/10	4,167	1,667	1,333
05/31/10	1,000	600	400
02/28/11	4,166	1,666	1,334

	11,000	4,933	3,651

(3)	Based on the $1.50 closing price of our common stock as of December 31, 2009.

ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.  Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than 10% of any registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of all such reports of ownership furnished to the Company, or written representations that no forms were necessary, we believe there were no known failures to file a required report for the year ended December 31, 2009. However there were three filings that were not made in a timely manner, for Messrs. Aldrich, Ash, and Grace, which related to the expiration of certain stock options without exercise. The late transactions were subsequently reported on Form 4s.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.  CFBank policy and Federal regulations related to insured financial institutions require that any and all loans or extensions of credit made by CFBank to related persons of the Company or CFBank, including executive officers, directors or their immediate family members (i) be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to CFBank, (ii) do not involve more than the normal risk of collectability and (iii) do not present any other unfavorable features. All outstanding loans or extensions of credit made by CFBank to such related persons comply with these regulations and policies. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of CFBank’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. Total loans outstanding to such related persons totaled $2.3 million at December 31, 2009, and were all approved by a majority of disinterested members of the Board of Directors.

PROPOSAL 2 NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

The ARRA, which was enacted on February 17, 2009, requires that, during the period in which any obligation arising from financial assistance provided to a recipient under the Treasury Department’s TARP remains outstanding, any proxy statement for an annual meeting of stockholders of that TARP recipient at which directors are to be elected must provide the recipient’s stockholders with a so-called “say on pay.” This means that the recipient has to provide for a separate stockholder vote to approve the compensation of the recipient’s executives, as disclosed pursuant to the applicable compensation disclosure rules of the Securities and Exchange Commission. The Company, which has received funds under the TARP, is complying with the “say on pay” requirement through the presentation of this Proposal 2.

The purpose of the Company’s compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to the Company’s long-term success and enhancement of stockholder value. Those policies and procedures also should strongly align the interests of our executives with the interests of our stockholders in building the long-term value of the Company. The Board of Directors and the Compensation and Development Committee believe that the Company’s compensation policies and procedures achieve these objectives and that our compensation levels, policies and procedures, as disclosed and discussed in this Proxy Statement, are reasonable in comparison both to our peer bank holding companies and to the Company’s performance during 2009.

Accordingly, the Company presents the following advisory proposal for stockholder approval:

“Resolved, that the stockholders approve the compensation of the Company’s executive officers, as set forth in the compensation tables and any related disclosures or discussion in this Proxy Statement.”

Your vote on this proposal is advisory and is not binding on the Company or its Board of Directors. The Board of Directors may, however, take into account the outcome of the vote when considering future executive compensation decisions.

Vote Necessary to Approve Proposal 2

The affirmative vote of the holders of a majority of the votes cast on the proposal is required for approval of this Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee, with the approval of the Board of Directors, has appointed Crowe Horwath LLP to be its independent registered public accounting firm for 2010, subject to ratification by stockholders. A representative of Crowe Horwath LLP is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If stockholders do not ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2010, the Audit Committee may replace them with another independent registered public accounting firm for the balance of the year or may continue to use Crowe Horwath LLP if the Audit Committee deems it to be in the best interest of the Company under the circumstances.

Vote Necessary to Approve Proposal 3

The affirmative vote of the holders of a majority of votes cast on the proposal is required for approval of this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

The following table sets forth the fees billed to the Company for 2009 and 2008 by Crowe Horwath LLP:

	2009	2008

Audit Fees	$106,300	$88,650
Audit-Related Fees (1)	1,400	5,943
Tax Fees	—	—
All Other Fees (2)	3,467	—

Total	$111,167	$94,593

(1)	Includes fees related to the filing of Form S-8 for the Company’s equity compensation plans in 2009 and 2008 and Form S-3 for the registration of the warrant issued to the Treasury Department in connection with the CPP in 2008.

(2)	Includes fees related to the Company’s subscription to accounting research products.

The Company’s Audit Committee must pre-approve all engagements of the independent registered public accounting firm by the Company and its subsidiaries, including CFBank, as required by the Audit Committee’s charter and the rules of the Securities and Exchange Commission. Prior to the beginning of each fiscal year, the Audit Committee approves an annual estimate of fees for engagements, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management. In addition, the Audit Committee evaluates known potential engagements of the independent registered public accounting firm, including the scope of the proposed work to be performed and the proposed fees, and approves or rejects each service. Management may present additional services for approval at subsequent committee meetings. The Audit Committee has delegated to the Audit Committee Chairman the authority to evaluate and approve engagements on behalf of the Audit Committee in the event a need arises for pre-approval between Committee meetings and in the event the engagement for services was within the annual estimate but not specifically approved. If the Chairman so approves any such engagements, he reports that approval to the full Committee at the next Committee meeting.

Since the effective date of the Securities and Exchange Commission’s rules that strengthen independent registered public accounting firm independence, all audit, audit-related, tax and other services, if applicable, as provided by Crowe Horwath LLP, have been pre-approved in accordance with the Audit Committee’s policies and procedures.

STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table provides information as of March 15, 2010 about the persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and
	Nature of	Percent of
	Beneficial	Common Stock
Name and Address of Beneficial Owner	Ownership	Outstanding

Uni Capital LP (1)	410,784	10.02%
Uni Capital GP LLC
Reid S. Buerger
7111 Valley Green Road
Fort Washington, PA 19304

MacNealy Hoover Investment Management, Inc. (2)	366,701	8.94%
Harry C.C. MacNealy
200 Market Avenue North, Suite 200
Canton, OH 44702

Wellington Management Company, LLP (3)	333,088	8.12%
75 State Street
Boston, MA 02109

(1)	Based on information contained in a statement on Schedule 13D dated August 22, 2008 and filed August 22, 2008, this group has sole voting power and sole investment power over 410,784 shares of the outstanding common stock of the Company.

(2)	Based in information contained in a statement on Schedule 13D dated December 15, 2009 and filed December 17, 2009, MacNealy Hoover Investment Management, Inc. has shared voting power and shared investment power over 366,701 shares of the outstanding common stock of the Company.

(3)	Based on information contained in a statement on Schedule 13G/A dated December 31, 2007 and filed February 14, 2008, Wellington Management Company, LLP has shared voting power over 251,388 shares of the outstanding common stock of the Company and shared investment power over 333,088 shares of the outstanding common stock of the Company.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information as of March 15, 2010 with respect to the number of shares of Company common stock considered to be owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and Nature of
	Beneficial Ownership
	Shares	Percent

Mark S. Allio, Chairman of the Board, President and Chief Executive Officer (1)	182,341	4.4%
Jeffrey W. Aldrich, Director (2)	29,296	0.7%
Thomas P. Ash, Director (3) (9)	29,178	0.7%
William R. Downing, Director (4)	37,892	0.9%
Gerry W. Grace, Director (5)	51,007	1.2%
Jerry F. Whitmer, Director (3)	11,700	0.3%
Raymond E. Heh, President and Chief Operating Officer, CFBank (6)	54,966	1.3%
Eloise L. Mackus, Executive Vice President, General Counsel and Secretary (7)	46,666	1.1%
All directors and executive officers as a group (9 persons) (8)	478,962	11.3%

(1)	Includes 11,000 shares awarded to Mr. Allio pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 47,808 shares which may be acquired by exercising stock options within 60 days. Also includes 1,300 shares owned by Michele Allio, Mr. Allio’s spouse.

(2)	Includes 200 shares awarded to Mr. Aldrich pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 3,700 shares which may be acquired by exercising stock options within 60 days. Also includes 23,322 shares owned by Jean Aldrich, Mr. Aldrich’s spouse.

(3)	Includes 200 shares awarded to each of these outside directors pursuant to the Company’s equity compensation plans which have not yet vested, but as to which they may provide voting recommendations. Includes 3,700 shares each which may be acquired by exercising stock options within 60 days.

(4)	Includes 200 shares awarded to Mr. Downing pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 3,700 shares which may be acquired by exercising stock options within 60 days. Also includes 16,192 shares owned by R.H. Downing, Inc., which is 100% owned by Mr. Downing, and 10,000 shares owned by Mary Downing Trust, of which Mr. Downing is trustee.

(5)	Includes 200 shares awarded to Mr. Grace pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 3,700 shares which may be acquired by exercising stock options within 60 days. Also includes 2,790 shares owned by Janet Grace, Mr. Grace’s spouse.

(6)	Includes 4,933 shares awarded to Mr. Heh pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 37,966 shares which may be acquired by exercising stock options within 60 days.

(7)	Includes 3,651 shares awarded to Ms. Mackus pursuant to the Company’s equity compensation plans which have not yet vested, but as to which she may provide voting recommendations. Includes 25,416 shares which may be acquired by exercising stock options within 60 days.

(8)	Includes 23,567 shares awarded to all directors and executive officers as a group pursuant to the Company’s equity compensation plans which have not yet vested, but as to which they may provide voting recommendations. Includes 153,606 shares which may be acquired by exercising stock options within 60 days.

(9)	Includes 20,000 shares that Mr. Ash has pledged as security.

EQUITY COMPENSATION PLAN INFORMATION.  The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company’s equity compensation plans as of December 31, 2009.

	Number of		Number of
	Securities to be		Securities
	Issued Upon	Weighted-Average	Remaining
	Exercise of	Exercise Price of	Available for Future
	Outstanding	Outstanding	Issuance under
	Options, Warrants	Options, Warrants	Equity Compensation
Plan Category	and Rights	and Rights	Plans

Equity compensation plans approved by stockholders	310,361	$7.89	1,092,788
Equity compensation plans not approved by stockholders	—	—	—

Total	310,361	$7.89	1,092,788

MISCELLANEOUS
The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock. Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone and will not receive additional compensation for these activities.

STOCKHOLDER PROPOSALS
If a stockholder desires to have a proposal included in the Company’s proxy statement and form of proxy for the 2011 annual meeting of stockholders, the proposal must conform to the requirements of Exchange Act Rule 14a-8 and other applicable proxy rules and interpretations of the Securities and Exchange Commission concerning the submission and content of proposals and must be received by the Company, at 2923 Smith Road, Fairlawn, Ohio 44333, prior to the close of business on December 22, 2010.

The Company’s Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting of stockholders. For business to be properly brought before an annual meeting by a stockholder the business must relate to a proper subject matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 90 days prior to the date of the annual meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder’s notice to the Corporate Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (iii) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder; and (iv) any material interest of such stockholder in such business.

Assuming that the 2011 annual meeting of stockholders is held on the third Thursday of May, as has been the Company’s recent practice, and that such date is announced at least 100 days in advance, a stockholder’s proposal for that meeting must be received by the Company at 2923 Smith Road, Fairlawn, Ohio 44333, not later than the close of business on February 9, 2011, in order to be considered timely. If any such proposal is received after such date, it will be considered untimely, and the persons named in the proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to that proposal.

Stockholder nominations for director are discussed above under the caption “CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.”

A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2009, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CENTRAL FEDERAL CORPORATION, 2923 SMITH ROAD, FAIRLAWN, OHIO 44333.

BY ORDER OF THE BOARD OF DIRECTORS

Eloise L. Mackus
Corporate Secretary

Fairlawn, Ohio
April 20, 2010

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Unless we have received contrary instructions, we send a single copy of the annual report, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at those households and helps reduce our expenses.

If you would like to receive your own set of the annual report, proxy statement and notice of annual or special meetings this year or in future years, follow the instructions described below:

If your shares are registered in your own name, please contact our transfer agent, Registrar & Transfer Company, and inform them of your request to revoke householding by calling them at 1.800.368.5948 or writing to them at Registrar & Transfer Company, 10 Commerce Drive, Cranford, NJ 07016. Within 30 days of your revocation, we will send to you individual documents.

If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

If two or more stockholders residing in the same household individually receive copies of the annual report, proxy statement and notice of annual or special meeting and as a household wish to receive only one copy, you may contact our transfer agent at the address and telephone number listed in the preceding paragraph in the case of registered holders, or your bank, broker or other nominee directly if such bank, broker or other nominee holds your shares, and request that householding commence as soon as practicable.

CENTRAL FEDERAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2010
10:00 A.M. LOCAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Eloise L. Mackus and Therese Ann Liutkus, and each of them, with full power of substitution, as proxies for the undersigned, and to vote all shares of common stock of Central Federal Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Fairlawn Country Club located at 200 North Wheaton Road, Fairlawn, Ohio on Thursday, May 20, 2010 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof as follows:
(1)	The election as directors of all nominees listed (except as marked to the contrary below).
Thomas P. Ash
Jerry F. Whitmer

FOR	VOTE WITHHELD	FOR ALL EXCEPT

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

(2)	Approval of the following advisory (non-binding) proposal: “Resolved, that the stockholders approve the compensation of the Company’s executive officers, as set forth in the compensation tables and any related disclosures or discussion in this Proxy Statement.”

FOR	AGAINST	ABSTAIN

(3)	Ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the Company for the year ending December 31, 2010.

FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED
PROPOSALS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 20, 2010 and of the Annual Report to Stockholders. The undersigned hereby revokes any proxies submitted previously.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
Dated:

SIGNATURE OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE

(Central Federal Corporation Letterhead)
Dear Stock Award Recipient:
On behalf of the Board of Directors, I am forwarding you the attached Vote Authorization Form for the purpose of conveying your voting instruction to First Banker’s Trust (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Central Federal Corporation (the “Company”) on May 20, 2010. Also enclosed is Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and a copy of the Company’s Annual Report to Stockholders.
As a participant in the Central Federal Corporation 1999 Stock-Based Incentive Plan (the “Incentive Plan”) you are entitled to vote all unvested shares of restricted stock awarded to you under the Incentive Plan as of April 9, 2010. The Incentive Plan Trustee will vote those shares of the Company stock in accordance with instructions it receives from you and the other Stock Award recipients. Shares of restricted stock for which instructions are not received by May 13, 2010, will not be voted by the Incentive Plan Trustee, as directed by the Company.
At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed Vote Authorization Form and return it in the accompanying postage-paid envelope no later than May 13, 2010.
Sincerely,
Mark S. Allio
Chairman, President & Chief Executive Officer

Name	INCENTIVE PLAN
Shares

VOTE AUTHORIZATION FORM
          I understand that First Banker’s Trust (the “Trustee”), is the holder of record and custodian of all shares of Central Federal Corporation (the “Company”) common stock held in trust for the Central Federal Corporation 1999 Stock-Based Incentive Plan (Incentive Plan). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 20, 2010.
Accordingly, I vote my shares as follows:
(1)	The election as directors of all nominees listed (except as marked to the contrary below).
Thomas P. Ash
Jerry F. Whitmer

FOR	VOTE WITHHELD	FOR ALL EXCEPT

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

(2)	Approval of the following advisory (non-binding) proposal: “Resolved, that the stockholders approve the compensation of the Company’s executive officers, as set forth in the compensation tables and any related disclosures or discussion in this Proxy Statement.”

FOR	AGAINST	ABSTAIN

(3)	Ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the Company for the year ending December 31, 2010.

FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED
PROPOSALS
The Incentive Plan Trustee is hereby authorized to vote all unvested shares of Company common stock awarded to me under the Incentive Plan in its trust capacity as indicated above.

Date	Signature
Please date, sign and mail this form in the enclosed postage-paid envelope no later than May 13, 2010.